USAA                       USAA TAX EXEMPT FUND, INC.
EAGLE                     TAX EXEMPT MONEY MARKET FUND
LOGO
                       SUPPLEMENT DATED FEBRUARY 15, 2000
                               TO THE PROSPECTUS
                              DATED AUGUST 1, 1999

Effective February 15, 2000, Anthony M. Era, Jr. replaced Mark C. Clayton, as the Portfolio Manager of the Tax Exempt Money Market Fund.

ANTHONY M. ERA, JR. has 13 years investment management experience and has worked for us for 12 years. He is a member of the Association for Investment Management and Research, the San Antonio Society of Financial Analysts, and the Bank and Financial Analysts Society of New York. He holds an MBA from the University of Texas, San Antonio and a BA from Creighton University, Omaha, Nebraska.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     35719-0200
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